                                                                    EXHIBIT 99.1
                                                                     PAGE 1 OF 2


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-C1




ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*


As of December 29, 2000, the following persons were known to the Registrant to be the registered beneficial owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below*:


 TITLE                   NAME AND ADDRESS                 AMOUNT OF BENEFICIAL
OF CLASS               OF HOLDERS OF RECORD               OWNERSHIP (ORIGINAL PRINCIPAL)               % CLASS
--------               --------------------               ------------------------------               -------

Class A-1*          American Express Trust Company                    $31,010,000.00                      15.5%
                    392 AXP Financial Center
                    Minneapolis, MN  55474

                    Bank of New York                                  $14,615,000.00                      7.3%
                    925 Patterson Plank Road
                    Secaucus, NY  07094

                    Bankers Trust                                     $17,020,000.00                      8.6%
                    648 Grassmere Park Drive
                    Nashville, TN  37211

                    Boston Safe Deposit and Trust Company             $13,810,000.00                      6.9%
                    c/o Mellon Bank, N.A.
                    Pittsburgh, PA  15259

                    Chase Manhattan                                   $50,660,000.00                       25%
                    4 New York Plaza, 13th Floor
                    New York, New York 10004

                    Prudential Securities Custody                     $10,000,000.00                       5%
                    Issuer Services
                    c/o ADP Proxy Services
                    Edgewood, NY  11717

                    State Street Bank and Trust Company               $10,850,000.00                      5.4%
                    1776 Heritage Drive
                    Global Corporation Action Unit JAB 5NW
                    No. Quincy, MA  02171

                    SSB - Trust Custody                               $17,800,000.00                      8.9%
                    225 Franklin Street
                    Boston, MA  02110


                                    -16-


 TITLE                   NAME AND ADDRESS                 AMOUNT OF BENEFICIAL
OF CLASS               OF HOLDERS OF RECORD               OWNERSHIP (ORIGINAL PRINCIPAL)               % CLASS
--------               --------------------               ------------------------------               -------

Class A-2*          Bankers Trust Company                             $71,700,000.00                      24.2%
                    648 Grassmere Park Drive
                    Nashville, TN  37211

                    Boston Safe Deposit and Trust Company             $30,900,000.00                      9.7%
                    c/o Mellon Bank N.A.
                    Three Mellon Bank Center
                    Room 153-3015
                    Pittsburgh, PA  15259

                    Chase Manhattan Bank                             $100,700,000.00                      31.6%
                    4 New York Plaza, 13th Floor
                    New York, New York 10004

                    Morgan Stanley & Co. Incorporated                 $68,800,000.00                       22%
                    One Pierrepont Plaza, 7th Floor
                    Brooklyn, New York 11201

Class A-3*          Bank of New York                                  $99,783,000.00                       25%
                    925 Patterson Plank Road
                    Secaucus, NJ  07094

                    Bankers Trust                                     $39,670,000.00                       10%
                    648 Grassmere Park Drive
                    Nashville, TN  37211

                    Boston Safe Deposit and Trust Company             $30,880,000.00                      7.8%
                    c/o Mellon Bank, N.A.
                    Pittsburgh, PA  15259

                    Chase Manhattan                                   $81,459,000.00                      20.6%
                    4 New York Plaza, 13th Floor
                    New York, NY  10004

                    State Street Bank and Trust Company               $71,090,000.00                       18%
                    1776 Heritage Drive
                    Global Corporation Action Unit JAB 5NW
                    No. Quincy, MA  02171

Class B*            Bankers Trust Company                             $4,920,000.00                       6.3%
                    648 Grassmere Park Road
                    Nashville, TN  37211

                    Chase Manhattan                                   $51,860,000.00                      66.2%
                    4 New York Plaza
                    New York, New York 10004

                    State Street Bank and Trust Company               $16,907,000.00                      21.6%
                    1776 Heritage Drive
                    Global Corporation Action Unit JAB 5NW
                    No. Quincy, MA  02171

Class C*            Bank of New York                                  $6,000,000.00                        8%
                    925 Patterson Plank Road
                    Secaucus, NJ  07094


                                    -17-


 TITLE                   NAME AND ADDRESS                 AMOUNT OF BENEFICIAL
OF CLASS               OF HOLDERS OF RECORD               OWNERSHIP (ORIGINAL PRINCIPAL)               % CLASS
--------               --------------------               ------------------------------               -------

                    Chase Manhattan                                   $39,175,000.00                      54.6%
                    4 New York Plaza, 13th Floor
                    New York, New York 10004

                    Citibank, N.A.                                    $7,800,000.00                       10.9%
                    3800 Citicorp Center Tampa
                    Tampa, FL  33630-9122

                    Salomen Smith Barney Inc./Salomen Brothers        $6,425,000.00                        9%
                    333 W. 34th Street, 3rd Floor
                    New York, New York

                    Wells Fargo Bank Minnesota, N.A.                  $5,000,000.00                        7%
                    733 Marquette Avenue
                    Minneapolis, MN  55479-0056

                    State Street Bank and Trust Company               $4,600,000.00                       6.4%
                    1776 Heritage Drive
                    Global Corporation Action Unit JAB 5NW
                    No. Quincy, MA  02171

Class D*            Bank of New York                                  $19,835,000.00                      27.6%
                    925 Patterson Plank Road
                    Secaucus, NJ  07094

                    Chase Manhattan                                   $13,780,000.00                      19.2%
                    4 New York Plaza, 13th Floor
                    New York, New York 10004

                    Chase Bank of Texas, N.A.                         $5,000,000.00                        7%
                    P.O. Box 2558
                    Houston, Texas  77252-8009

                    Citibank, N.A.                                    $18,450,000.00                      25.7%
                    3800 Citicorp Center
                    Tampa, FL  33610

                    Northern Trust Company                            $3,755,000.00                       5.2%
                    801 S. Canal C-IN
                    Chicago, IL  60607

                    State Street Bank and Trust Company               $5,195,000.00                       7.2%
                    1776 Heritage Drive
                    No. Quincy, MA  02171

Class E*            Bank of New York                                  $14,725,000.00                       75%
                    925 Patterson Plank Road
                    Secaucus, NJ  07094

                    LBI - Lehman Government Securities, Inc.          $1,282,000.00                       6.5%
                    101 Hudson Street
                    Jersey City, NJ  07302


                                    -18-


 TITLE                   NAME AND ADDRESS                 AMOUNT OF BENEFICIAL
OF CLASS               OF HOLDERS OF RECORD               OWNERSHIP (ORIGINAL PRINCIPAL)               % CLASS
--------               --------------------               ------------------------------               -------

                    State Street Bank and Trust Company               $2,600,000.00                        13%
                    1776 Heritage Drive
                    No. Quincy, MA  02171

Class F*            Bank of New York                                  $35,000,000.00                      48.7%
                    925 Patterson Plank Road
                    Secaucus, NJ  07094

                    Deutsche Bank Alex - Brown Inc.                   $5,000,000.00                        7%
                       - DBSI Account
                    175 Water Street
                    New York, NY  10038

                    Chase Manhattan Bank                              $21,000,000.00                       30%
                    4 New York Plaza, 13th Floor
                    New York, NY  10004

                    Wells Fargo Bank Minnesota, N.A.                  $10,800,000.00                       15%
                    733 Marquette Avenue
                    Minneapolis, MN  55479

Class G             LaSalle National Bank, as Trustee                 $13,054,813.00                      100%
                      Criimi Mae Series 1998-C1
                    Att:  Asset Backed Sec. Trust Services
                    135 S. LaSalle Street, Suite 1625
                    Chicago, Illinois  60674

Class H             LaSalle National Bank, as Trustee                 $26,108,964.00                      100%
                      Criimi Mae Series 1998-C1
                    Att:  Asset Backed Sec. Trust Services
                    135 S. LaSalle Street, Suite 1625
                    Chicago, Illinois  60674

Class IO*           Bank of New York                                 $120,000,000.00                      9.2%
                    925 Patterson Plank Road
                    Secaucus, NJ  07094

                    Chase Manhattan Bank                             $180,000,000.00                      13.8%
                    4 New York Plaza, 13th Floor
                    New York, NY  10004

                    Bear, Stearns Securities Corp.                   $127,648,000.00                      9.8%
                    One Metrotech Center, North, 4th Floor
                    Brooklyn, NY  11201-3862

                    Citibank, N.A.                                   $266,000,000.00                       20%
                    3800 Citicorp Center
                    Tampa, FL  33630-9122

                    Investors Bank & Trust                           $136,382,000.00                       10%
                    200 Clarendon Street
                    Boston, MA  02116


                                    -19-


 TITLE                   NAME AND ADDRESS                 AMOUNT OF BENEFICIAL
OF CLASS               OF HOLDERS OF RECORD               OWNERSHIP (ORIGINAL PRINCIPAL)               % CLASS
--------               --------------------               ------------------------------               -------

                    Salomen Smith Barney Inc./Salomen Brothers       $294,755,224.00                       23%
                    333 W 34th Street, 3rd Floor
                    New York, NY  10001

Class J             LaSalle National Bank, as Trustee                 $13,054,483.00                      100%
                      Criimi Mae Series 1998-C1
                    Att:  Asset Backed Sec. Trust Services
                    135 S. LaSalle Street, Suite 1625
                    Chicago, Illinois  60674

Class K             LaSalle National Bank, as Trustee                 $26,108,964.00                      100%
                      Criimi Mae Series 1998-C1
                    Att:  Asset Backed Sec. Trust Services
                    135 S. LaSalle Street, Suite 1625
                    Chicago, Illinois  60674

Class R-I           Maliseet Properties, Inc.                              -0-                            100%
                    1400 Smith Street
                    Houston, TX  77002

Class R-II          Maliseet Properties, Inc.                              -0-                            100%
                    1400 Smith Street
                    Houston, TX  77002

Class R-III         Maliseet Properties, Inc.                              -0-                            100%
                    1400 Smith Street
                    Houston, TX  77002

--------------------------------

*As of December 29, 2000, the security ownership of the referenced class of certificates was registered on the books and records of the Trustee to "Cede & Co.", the Depository Trust Company's nominee. The beneficial ownership of such class disclosed herein is based on a security positions listing of The Depository Trust Company as of December 29, 2000.


                                    -20-